                                                                   Exhibit 10.36

                        FORM OF SECURED PROMISSORY NOTE
                        -------------------------------


$________                                                   ___________ __, ____


          _____________________ ("Obligor"), for value received, hereby promises to pay to the order of Security Capital Group Incorporated, a Maryland corporation ("Obligee"), the principal sum of __________________________________
________________________ ($_______) payable on the earlier of (i) ________ __,
____ or (ii) 120 days after the date Obligor is no longer an officer of Obligee or an affiliate of Obligee for any reason whatsoever. Interest on the unpaid principal amount outstanding hereunder shall accrue at ___ percent (__%) per year. Accrued interest shall become due and payable annually during the term hereof beginning on __________ __, ____ and thereafter on each ________ __ until payment in full. Interest shall be computed for the actual number of days elapsed on the basis of a 365-day year. Payments of principal and interest shall be made on or before the respective due dates thereof in lawful money of the United States of America at the address specified herein or at such other place or places as Obligee may from time to time designate in writing. Payments delivered by registered or certified mail, postage prepaid, properly addressed and return receipt requested, shall be deemed made the date postmarked.

          If Obligor defaults in making any payment of interest or principal hereunder when due and such default continues for a period of five days after delivery of notice thereof to Obligor, Obligee may declare the entire unpaid balance of this Note to be immediately due and payable and such entire unpaid balance shall thereupon become immediately due and payable.

          Obligor shall use the proceeds of the loan to repay the principal and interest of notes, dated ______ __, ____, ________ __, ____ and ________ __,
____, of Obligor in favor of Obligee, for repayment of other obligations of Obligor for payment of taxes or the acquisition of securities of the Obligee or an affiliate of the Obligee. This Note is secured by the Collateral (as defined in the Pledge Agreement dated as of the date hereof between Obligor and Obligee) and the holder hereof is entitled to the benefits of such Collateral and Pledge Agreement. Obligor agrees that the proceeds of the sale of any Collateral, which is sold with the permission of Obligee, shall be immediately applied first to the payment of any outstanding and unpaid interest on this Note and next to the payment of any outstanding principal on this Note. Obligor further agrees that upon the exercise of any options to purchase shares of Common Stock or 12% Convertible Debentures due 2014 of Obligee (collectively "Options"), held by Obligor as of the date of this Note or any Options obtained by Obligor prior to repayment in full of this Note, any Obligee securities obtained upon the exercise of such Options shall either become subject to the Pledge Agreement, or if such Obligee securities are disposed of by Obligor, the proceeds of the sale of such Obligee securities shall be immediately applied first to the payment of any minimum withholding taxes due upon the exercise of such Options, then to the payment of any outstanding and unpaid interest on this Note and next to the payment of any outstanding principal on this Note.

          As a condition of Obligee advancing funds under this Note, Obligor has obtained a term life insurance policy on himself from a reputable life insurance company reasonably acceptable to Obligee in the amount of $___________, which policy names Obligee as beneficiary. Obligor agrees to keep such policy in effect so long as there is any unpaid interest or principal on this Note. All premiums for such policy shall be paid by Obligee. If Obligor fails to maintain such policy in the full amount for any reason or if Obligee changes the beneficiary of such policy while there is any unpaid interest or principal on this Note, Obligee may declare the entire unpaid balance of this Note to be immediately due and payable and such entire unpaid balance shall thereupon become immediately due and payable.

          If Obligee dies prior to payment of all interest and principal on this Note and while such policy is in effect, Obligor shall immediately apply the proceeds of such policy first to the payment of any outstanding and unpaid interest on this Note and next to the payment of any outstanding and unpaid principal on this Note prior to the application of any proceeds from the sale of any Collateral to the payment of any amounts outstanding and unpaid on this Note. Upon payment in full of all unpaid interest and principal on the Note from the proceeds of such policy, Obligee shall release its lien in the Collateral and cooperate with the estate of Obligor in the transfer to the estate of Obligor of any remaining Collateral.

          This Note may be prepaid in whole or in part at any time and from time to time, without premium, penalty or notice to Obligee.

          Obligor represents and warrants to Obligee that (a) Obligor is solvent as of the date of this Note and will not be rendered insolvent as of the result of his executing this Note and using the proceeds of the Note as specified above, (b) the execution and delivery by Obligor of this Note and the performance of his obligations under this Note do not violate any material agreement to which Obligor is a party or by which he is bound or any order to which he is subject, and (c) Obligor shall use the proceeds of the Note only for the purposes specified above and shall not use the proceeds of the Note to purchase margin securities as defined in Regulation G of the Federal Reserve Board. If any such representation or warranty is false or incorrect and is not cured within 30 days after delivery of notice thereof to Obligor, Obligee may declare the entire unpaid balance of this Note to be immediately due and payable and such entire unpaid balance shall thereupon become immediately due and payable.

          All notices, certificates and other communications ("Notices") hereunder shall be in writing, and may be either delivered personally, by nationally recognized express courier for overnight delivery, or by facsimile (with request for assurance of receipt in a manner appropriate with respect to communications of that type, provided that a confirmation copy is concurrently sent by a nationally recognized express courier for overnight delivery) or mailed, postage prepaid, by certified or registered mail, return receipt requested, addressed as follows:

          If to Obligee:    Security Capital Group Incorporated
                            125 Lincoln Avenue
                            Santa Fe, NM  87501

                            Attn: Jeffrey A. Klopf, Senior Vice President &
                                  Secretary

          If to Obligor:    [insert name and address of obligor]

          Notices delivered personally or by facsimile shall be effective on the date of such delivery or transmission. Notices delivered by a nationally recognized express courier for overnight delivery shall be deemed to have been made one day following the date so mailed and all other Notices delivered hereunder shall be effective five days following the date so mailed. Obligee and Obligor may, by Notice given hereunder, designate any further or different addresses to which subsequent Notices shall be sent.

          This Note shall be governed exclusively by and construed in accordance with the internal laws of the State of New Mexico.

          IN WITNESS WHEREOF, Obligor has caused this Note to be executed as of the date first above written.

                                      /s/
                                     -------------------------------------------



SECURITY CAPITAL GROUP INCORPORATED


By: /s/
   ----------------------------------
       Jeffrey A. Klopf
Its:   Senior Vice President and Secretary

                               PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (as amended or otherwise modified from time to time, this "Agreement") is made and entered into as of this __th day of ________, ____, by and between _______________________, an individual residing in
____________ ("Pledgor"), and SECURITY CAPITAL GROUP INCORPORATED, a Maryland corporation ("Pledgee"):

                             W I T N E S S E T H:

     WHEREAS, Pledgee made a loan to Pledgor in the amount of $___________, as evidenced by a promissory note, dated ________ __, ____, in the original principal amount of $__________ by Pledgor in favor of Pledgee (as amended or otherwise modified, renewed or extended from time to time, the "Note"); and

     WHEREAS, Pledgor and Pledgee desire to enter into this Agreement in order to enable Pledgor to provide security for the payment and performance of all obligations of Pledgor to Pledgee under the Note (the "Liabilities");

     NOW, THEREFORE, for and in consideration of the loan made by Pledgee to Pledgor, as evidenced by the Note (including any renewal or extension thereof), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgor and Pledgee, the parties hereto agree as follows:

                               GRANT AND PLEDGE
                               ----------------

     To secure the due and punctual payment and performance of all the Liabilities of Pledgor to Pledgee, its successors and assigns, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Pledgee, and hereby grants to Pledgee, a security interest in and to, the following (collectively, the "Collateral"): (a) the securities listed on Exhibit A hereto (the "Securities"), all of the certificates and/or instruments representing or evidencing the Securities, and all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Securities; (b) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and
(c) all proceeds of the foregoing.

              PLEDGOR AND PLEDGEE ADDITIONALLY AGREE AS FOLLOWS:
              -------------------------------------------------

     1.   Agreements.

          (a) Pledgor agrees that it will execute such documents and such stock powers and other instruments of transfer and assignment relating to the Collateral (and pay the cost of filing, registering or recording the same in all public offices deemed necessary by Pledgee) and do such other acts and things, all as Pledgee may from time to time request to establish and maintain a valid lien upon and security interest in the Collateral (free of all other liens, claims, and rights of third parties whatsoever) to secure payment of the Liabilities. Without limiting the generality of the foregoing, all certificates or instruments representing or evidencing the Collateral shall, promptly after receipt by Pledgor be delivered to Pledgee, or, if Pledgee so directs, any agent or nominee of Pledgee.

          (b) Pledgor covenants and agrees that it will not sell, transfer or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

          (c) Pledgor agrees after any Event of Default (as hereinafter defined) shall have occurred and be continuing and Pledgee has notified Pledgor of Pledgee's intention to exercise its voting power under this clause (c): (i) Pledgee may exercise (to the exclusion of Pledgor) the voting power and all other incidental rights of ownership with respect to any shares of capital stock or other equity securities or beneficial interests constituting Collateral and Pledgor hereby grants Pledgee, an irrevocable proxy, exercisable under such circumstances, to vote such Collateral; and (ii) promptly to deliver to Pledgee such additional proxies and other documents as may be necessary to allow Pledgee to exercise such voting power. Pledgee agrees that unless an Event of Default shall have occurred and be continuing and Pledgee shall have given the notice referred to in this clause (c), Pledgor shall have the exclusive voting power with respect to any shares of capital stock or other equity securities or beneficial interests constituting Collateral and Pledgee shall, upon the written request of Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Pledgor which are necessary to allow Pledgor to exercise voting power with respect to any such shares of capital stock or other equity securities constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by Pledgor that would impair any Collateral or be inconsistent with or violate any provision of this Agreement or the Note.

          (d) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive any and all cash dividends, interest and other similar distributions of any and every kind declared, paid or distributed with respect to the Collateral in the ordinary course of business (other than liquidating distributions); provided, however, that after an Event of Default has occurred and as long as it continues uncured (and at all times with respect to liquidating distributions), all such distributions shall be deemed part of the Collateral and shall be held by Pledgee subject to the security interest created hereby (or, if

Pledgee so desires, distributed in the manner in which it desires).

     2.   Events of Default.

          (a) The occurrence of any of the following shall constitute an Event of Default hereunder: (i) failure of Pledgor to perform any of its agreements contained herein or (ii) failure of Pledgor to perform any of its agreements contained in the Note (subject to any grace period contained therein, if any) or
(iii) breach of any representation or warranty of Pledgor contained in the Note (subject to any grace period contained therein, if any).

          (b) Upon the occurrence of an Event of Default: (i) Pledgee may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in ____________ or otherwise available to it; and (ii) Pledgee may, after giving Pledgor at least 10 days' notice of its intention to do so, appropriate and apply the Collateral toward the payment of the Liabilities, in such order and application as is set forth hereinbelow. Any notification of intended disposition of any of the Collateral, if mailed, shall be deemed reasonably and properly given if mailed at least 10 days before such disposition, postage prepaid, addressed to Pledgor at the address of Pledgor appearing in the Note. Any proceeds of any disposition of Collateral may be applied by Pledgee to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Pledgee toward the payment of the Liabilities in such order and application as is set forth in Section 3 hereinbelow. No delay on the part of Pledgee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Pledgee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     3. Application of Proceeds of Sale or Cash Held as Collateral. Any and all proceeds received by Pledgee at any time or from time to time pursuant to this Agreement or as proceeds of any of the Collateral shall be applied by Pledgee as follows:

          First: to payment of the reasonable costs and expenses in enforcing this Agreement and collecting on the Collateral, including, without limitation, the expenses of collecting such proceeds through legal proceedings to enforce this Agreement, the reasonable out-of-pocket expenses of Pledgee and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith;

          Second: to the payment of amounts owing on Liabilities in such order as Pledgee may determine; and

          Third: the balance, if any, of such proceeds shall be paid to Pledgor, its successors and assigns.

          Upon payment in full of all Liabilities and satisfaction of all amounts owing to Pledgee by Pledgor, Pledgee shall release its lien in its Collateral and cooperate with Pledgor in the transfer back to Pledgor of any Collateral that Pledgor had transferred into the name of Pledgee, or in the name of Pledgor, subject to the security interest of Pledgee, to the extent not sold or otherwise disposed of.

     4. Authority of Pledgee. Pledgee shall have, and be entitled to exercise, all such powers hereunder as are specifically delegated to it by the terms hereof, together with such powers as are appropriately incidental thereto, and may execute any of its duties hereunder by or through agents or employees. Pledgor hereby agrees to reimburse Pledgee for all expenses reasonably incurred by it in connection with the enforcement of this Agreement.

     5. Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until all Liabilities have been paid in full in cash and all amounts owing to Pledgee by Pledgor have been satisfied.

     6. Notices. Any notice authorized or required by this Agreement shall be sufficiently given if addressed to the receiving party and hand delivered or sent by mail or facsimile to the individuals at the addresses specified in the Note or to such other person or persons as the receiving party may from time to time designate in writing. Such notice shall be effective upon receipt.

     7. Successors. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8.   Miscellaneous.

          (a) Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated, except by an instrument in writing duly signed by or on behalf of Pledgor and Pledgee.

          (b) The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement.

          (c) In addition to any other warranties heretofore or hereafter made by Pledgor, Pledgor hereby warrants to Pledgee that Pledgor is, and at all times while the Collateral secures the Liabilities will be, the lawful owner of the Collateral, free of all claims and liens other than the rights of Pledgee with respect thereto, with full right and power to grant a lien upon and security interest in, and to deliver, pledge, assign and transfer, the Collateral to Pledgee, subject to the security interest of Pledgee hereunder.

          (d) Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Pledgor shall request in writing, but failure of Pledgee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Pledgee to preserve or protect any rights with respect to the Collateral against prior parties shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

          (e) All obligations of Pledgor, and all rights, powers and remedies of Pledgee, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreement or instrument (other than this Agreement) relating to any of the Liabilities or any security therefor. In addition to all other rights possessed by it, Pledgee may upon the occurrence of an Event of Default and lapse of any applicable cure period take any or all of the following actions: (i) transfer all or any part of the Collateral into the name of Pledgee or its nominee, with or without disclosing that the Collateral is subject to the lien and security interest hereunder; provided that aggregate fair market value of such transferred Collateral will not exceed the amount of the Liabilities plus a reasonable cushion to defray and pay for costs associated with disposition of the Collateral and other charges that Pledgor has agreed to pay; (ii) notify any obligers on any of the Collateral to make payment to Pledgee of any amounts due or to become due with respect thereto; (iii) enforce collection of any of the Collateral by suit or otherwise, or surrender or release all or any part thereof; and (iv) take control of any proceeds of any of the Collateral.

          (f) Pledgee may, furthermore, from time to time, whether before or after an Event of Default, at its sole discretion and without notice to Pledgor, take any or all of the following actions: (i) retain or obtain a security interest in any property of any other person, in addition to the Collateral, to secure any of the Liabilities; (ii) retain or obtain the primary or secondary obligations of any obligor or obligers, in addition to Pledgor, with respect to any of the Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Liabilities; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Liabilities; (iv) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (v) resort to the Collateral (or any part or portion thereof) for payment of any of the Liabilities, whether or not Pledgee shall have resorted to any other property securing any of the Liabilities or shall have proceeded against Pledgor or against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

          (g) Pledgor agrees that at any sale of the Collateral, Pledgee is authorized to comply with any restriction in connection with the sale as its counsel advises it is necessary in order to avoid any violation of applicable law, or in order to obtain any required approval of the sale by any governmental regulatory authority or official. In this regard, Pledgor agrees that such compliance will not cause the sale to be considered not to have been made in a commercially reasonably manner.

          (h) In the event that the proceeds of any sale or other disposition are not sufficient to pay the Liabilities in full, Pledgor shall remain liable to Pledgee for any deficiencies.

          (i) Pledgor agrees that any amount advanced by Pledgee to protect the Collateral and any reasonable cost or expense (including reasonable attorneys' fees) incurred in enforcing Pledgee's rights hereunder shall be added to the Liabilities secured by the Collateral.

     9. Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     10. Governing Law; Interpretation. This Agreement shall be governed by the internal laws of the State of New Mexico. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

                                    SECURITY CAPITAL GROUP INCORPORATED


                                    By: /s/
                                           ----------------------------------
                                           Jeffrey A. Klopf
                                    Its:   Senior Vice President



                                    /s/
                                    -----------------------------------------

                                  ATTACHMENT
                                  ----------

The following persons have executed secured promissory notes with Security Capital in a form which, except as set forth below, is the same as that set forth above in Exhibit 10.36 in all material respects.


Name                     Principal Amount      Due Date      Interest Rate
-----------------------  ----------------  ----------------  -------------
C. Ronald Blankenship    $925,000.00       January 15, 2000         6%
K. Dane Brooksher        $249,997.50       January  4, 2005        (1)
Thomas G. Wattles        up to $536,000    January 15, 2000         6%

(1) Floating rate per annum equal to the lowest rate charged by Morgan Guaranty Trust Company of New York to its most creditworthy customers for unsecured loans having a maturity of 90 days or less plus .25%.

Only Messrs. Blankenship and Wattles have executed a secured promissory note which contains the term life insurance policy provisions set forth in the fourth and fifth paragraphs of the form of secured promissory note.